united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

ITEM 1. REPORTS TO SHAREHOLDERS.

Redwood Managed Volatility Portfolio

Advised by Redwood Investment Management, LLC

Annual Report

December 31, 2015

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Redwood Managed Volatility Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

T: 1-855-RED-FUND (733-3863) | www.redwoodmutualfunds.com

Annual Letter, December 31, 2015:

The Redwood Managed Volatility Portfolio (“the Fund”) returns were -5.88% for the N share in 2015 (source Gemini Fund Services).

The Fund is designed for conservative investors seeking limited drawdowns, while still seeking to achieve satisfying total returns over a market cycle (defined as a bull and bear market).

Substantial Increase in Global Market Volatility

Over the past year, we have seen a tremendous increase in global volatility, particularly the third quarter of 2015. U.S. equity indices ranged from -7% to -13% for the third quarter alone, with many developed markets down greater than -10%. Oil prices were the biggest surprise of the past year, plummeting from above $107 per barrel in mid-2014 to below $40 as of the date of this report. With the energy sector representing approximately 15-20% of the high yield market, oil’s drastic decline had an effect on high-yield corporate bond prices (with high yield corporate bond funds being a primary component of the Fund’s underlying assets at times).

Most recently, during the second quarter of 2015 (April 1, 2015 – June 30, 2015), high-yield bonds had a strong downward movement, which led us to exit the asset class in late June. We are pleased to have been invested in money markets through drastic market declines in August and September 2015 (99% of the Fund’s assets were in money market from August 4 through October 26). The question we receive most often is “What’s next?” Some talking heads say that this is a buying opportunity while others believe this is the start of a long unwind of the excesses of the last 6+ years.

Implications of Emotional, Short-term, Investing

Recently, the markets have focused on two main themes: (1) The risk of a global economic slowdown, originally driven by concerns from China and a steep decrease in commodity prices, and (2) Uncertainty around the Fed raising interest rates. This chaotic price behavior of late has created uncertainty and a lack of clarity as to price trends. This is obviously challenging for investors, and lends itself to a higher potential for emotional investing. Investors can easily fall into the trap of chasing returns, only to discover that they exposed their capital during the tail end of a move. In our experience, the historical patterns of investor anxiety become most prevalent during periods of heightened volatility (akin to the late 90’s or mid 2000’s).

The current markets are challenging. The combination of low yields (money market paying close to 0) and a possible equity rally in the near future, creates a conundrum. Investors’ expectations can easily shift based on perceptions that are shaped by the current investment climate and what is perceived to be working now, rather than thinking ahead. We encourage conservative investors to think about longer-term goals and investable options given their risk constraints.

Trend Following vs. Trend Predicting

It is important to note that Redwood does not attempt to predict trends. We believe that market prices and trends cannot be predicted consistently over time, as the variables are simply too complex and volatile. At Redwood, it is our objective to react to actual market downturns. We are comfortable exercising the disciplined decisions of our quantitative approach, and spending extended periods of time in a “risk-off” position, if need be.

While performance is limited to what the market provides, downside risk is something we seek to manage daily. The Redwood Managed Volatility Portfolio will, at times, have muted performance; however, we believe having an allocation towards a tactical, drawdown-focused manager during times of uncertainty and heightened anxiety serves a purpose in an investment portfolio. Our quantitative strategy seeks to minimize discretionary biases when determining making allocation decisions.

We believe that any investment strategy that has a goal of protecting against significant loss of principal must have a mechanism that seeks to sidestep unfavorable investment environments.

We encourage you to talk with your financial advisor or visit us online at www.redwoodmutualfund.com. Thank you for your continued trust.

Sincerely,

Michael Messinger
Principal & Co-Portfolio Manager
Redwood Investment Management, LLC

5066-NLD-01/25/2016

Redwood Managed Volatility Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

		Since Inception	Since Inception
	One Year	Class N	Class I
Class N (a)	(5.88)%	(5.97)%	N/A
Class I (b)	N/A	N/A	(5.60)%
BofA Merrill Lynch US 3-5 Treasury Index (c)	1.59%	0.89%	(0.01)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on December 31, 2015. Total returns are calculated using the traded NAV on December 31, 2015 for Class N and Class I. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Portfolio’s total annual operating expenses are 5.12% and 4.62% for Class N shares and Class I shares, respectively, per the April 30, 2015 prospectus. The Portfolio’s investment adviser has contractually agreed to reduce its fee and/or absorb expenses of the Fund, until at least May 1, 2016, to ensure that the net annual fund operating expenses will not exceed 1.99% and 1.49% of Class N shares and Class I shares, respectively, subject to possible recoupment from the Fund in future years. For performance information current to the most recent month-end, please call toll-free 1-855-733-3863.

(a)	Redwood Managed Volatility Portfolio Class N commenced operations on October 20, 2014.

(b)	Redwood Managed Volatility Portfolio Class I commenced operations on January 15, 2015.

(c)	BofA Merrill Lynch US 3-5 Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of 3 to 4.99 years. The index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investors can not invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

PORTFOLIO ANALYSIS (Unaudited)
December 31, 2015
Percent of
Net Assets
Mutual Funds	15.8%
Short-Term Investments	82.6%
Other Assets Less Liabilities	1.6%
Total	100.0%

Redwood Managed Volatility Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Fair Value

	MUTUAL FUNDS - 15.8%
	DEBT FUNDS - 15.8%
436	AdvisorShares Peritus High Yield ETF	$14,231
42,282	Forward Select Income Fund	945,426
112,075	Nuveen High Yield Municipal Bond Fund	1,920,965
94,443	Principal Preferred Securities Fund	952,930
	TOTAL MUTUAL FUNDS (Cost - $3,934,473)	3,833,552

	SHORT-TERM INVESTMENTS - 82.6%
5,000,140	Dreyfus Cash Management, 0.22% +	5,000,140
4,300,000	Federated Prime Obligations Fund, 0.24% +	4,300,000
6,416,288	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.28% +	6,416,288
4,300,014	Goldman Sachs Financial Square Funds - Prime Obligation Fund, 0.00% +	4,300,014
	TOTAL SHORT-TERM INVESTMENTS (Cost - $20,016,442)	20,016,442

	TOTAL INVESTMENTS - 98.4% (Cost - $23,950,915) (a)	$23,849,994
	OTHER ASSETS LESS LIABILITIES - 1.6%	372,972
	NET ASSETS - 100.0%	$24,222,966

+	Variable rate security. Interest rate is as of December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,950,915 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,447
Unrealized depreciation:	(113,368)
Net unrealized depreciation:	$(100,921)

Unrealized
Loss
SCHEDULE OF SWAPS
LONG EQUITY SWAP CONTRACTS - (0.0)%

Total return swap with Barclays Bank. The swap provides exposure to the total returns on a basket of mutual funds that is calculated on a daily basis. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on June 1, 2015 and terminates on April 20, 2018 unless eariler. In addition, the swap provides for a fee to Barclays Bank, in the amount of LIBOR + a spread. (Notional Amount $200,000)	$(208)
TOTAL LONG EQUITY SWAP CONTRACTS	$(208)

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in Securities:
At Cost	$23,950,915
At Value	23,849,994
Dividends and Interest Receivable	28,160
Receivable for Portfolio Shares Sold	401,830
Prepaid Expenses and Other Assets	1,379
Total Assets	24,281,363

Liabilities:
Payable for Investments Purchased	14,115
Accrued Advisory Fees	16,124
Distributions Payable	2,069
Related Party Payable	3,325
Other Accrued Expenses	22,556
Unrealized depreciation on swaps	208
Total Liabilities	58,397

Net Assets	$24,222,966

Class N Shares:
Net Assets (Unlimited shares of no par value interest authorized; 545,944 shares of beneficial interest outstanding)	5,072,164
Net Asset Value, Offering and Redemption Price Per Share *
($5,072,164/545,944 shares of beneficial interest outstanding)	$9.29

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 2,053,169 shares of beneficial interest outstanding)	19,150,802
Net Asset Value, Offering and Redemption Price Per Share *
($19,150,802/2,053,169 shares of beneficial interest outstanding)	$9.33

Composition of Net Assets:
At December 31, 2015, Net Assets consisted of:
Paid-in-Capital	$25,926,569
Accumulated Net Investment Income	329,041
Accumulated Net Realized Loss from Security Transactions	(1,931,515)
Net Unrealized Loss from Swap Transactions	(208)
Net Unrealized Loss from Security Transactions	(100,921)
Net Assets	$24,222,966

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Investment Income:
Dividend Income	963,043
Interest Income	10,384
Total Investment Income	973,427

Expenses:
Investment Advisory Fees	436,010
Distribution Fees (12b-1) fees - Class N	36,138
Legal Fees	28,844
Transfer Agent Fees	26,604
Audit Fees	24,616
Administration Fees	20,490
Trustees’ Fees	12,179
Printing Expense	6,829
Custody Fees	6,744
Chief Compliance Officer Fees	6,679
Fund Accounting Fees	4,643
Miscellaneous Expenses	280
Total Expenses	610,056
Less: Fees Waived/Expenses Reimbursed by Adviser	(113,344)
Net Expenses	496,712

Net Investment Income	476,715

Net Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments	(1,652,786)
Net Realized Loss on Swaps	(414,307)
Realized Gain Distributions from investment companies	70,850

Net Change in Unrealized Depreciation on Investments	(98,594)
Net Change in Unrealized Depreciation on Swaps	(208)
Net Realized and Unrealized Loss on Investments	(2,095,045)

Net Decrease in Net Assets Resulting From Operations	$(1,618,330)

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014 *

Operations:
Net Investment Income	$476,715	$14,678
Net Realized Loss on Investments	(2,067,093)	(90,201)
Realized Gain Distributions from investment companies	70,850	7,521
Net Change in Unrealized Depreciation on Investments	(98,802)	(2,327)
Net Decrease in Net Assets Resulting From Operations	(1,618,330)	(70,329)

Distributions to Shareholders From:
Net Invetment Income:	—
Class I	(14,944)	—
Total Distributions to Shareholders	(14,944)	—

Capital Transactions:
Class N Shares:
Proceeds from Shares Issued (816,692 and 783,245 shares, respectively)	8,027,946	7,800,085
Cost of Shares Redeemed (1,040,282 and 13,711 shares, respectively)	(10,173,967)	(136,691)
Total From Capital Transactions: Class N	(2,146,021)	7,663,394

Class I Shares:
Proceeds from Shares Issued (4,498,231 and 0 shares, respectively)	44,310,464	—
Distributions Reinvested (1,542 and 0 shares, respectively)	14,944	—
Cost of Shares Redeemed (2,446,604 and 0 shares, respectively)	(23,916,212)	—
Total From Capital Transactions: Class I	20,409,196	—

Total Increase in Net Assets	16,629,901	7,593,065

Net Assets:
Beginning of Period	$7,593,065	$—
End of Period	$24,222,966	$7,593,065

Accumulated Net Investment Income at End of Period	$329,041	$14,678

*	The Fund commenced operations on October 20, 2014.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Portfolio - Class N

FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the	For the
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014 *

Net Asset Value, Beginning of Period	$9.87	$10.00
Decrease From Operations:
Net investment income (a)	0.09	0.03
Net gain (loss) from investments (both realized and unrealized) (h)	(0.67)	(0.16)
Total from operations	(0.58)	(0.13)

Net Asset Value, End of Period	$9.29	$9.87

Total Return (b)	(5.88)%	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,072	$7,593

Ratio of gross expenses to average net assets (e,f)	2.40%	4.67	% (c)
Ratio of net expenses to average net assets (e)	1.99%	1.99	% (c)
Ratio of net investment income to average net assets (g)	0.87%	1.74	% (c)
Portfolio turnover rate	629%	213	% (d)

*	Class N commenced operations on October 20, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(h)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Portfolio - Class I

FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out the period presented.

For the
Period Ended
December 31, 2015 *

Net Asset Value, Beginning of Period	$9.89
Decrease From Operations:
Net investment income (a)	0.16
Net gain (loss) from investments (both realized and unrealized) (h)	(0.71)
Total from operations	(0.55)

Less Distributions:
From net investment income	(0.01)
Total Distributions	(0.01)

Net Asset Value, End of Period	$9.33

Total Return (b)	(5.60)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$19,151

Ratio of gross expenses to average net assets (c,e,f)	1.84%
Ratio of net expenses to average net assets (c,e)	1.49%
Ratio of net investment income to average net assets (c,g)	1.74%
Portfolio turnover rate (d)	629%

*	Class I commenced operations on January 15, 2015.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include expenses of other investment companies in which the Fund invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(h)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

The accompanying notes are an integral part of these financial statements.

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	ORGANIZATION

Redwood Managed Volatility Portfolio (the “Portfolio”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Portfolio commenced investment operations on October 20, 2014. The investment objective is to seek a combination of total return and prudent management of portfolio downside volatility and downside loss.

The Portfolio offers Class N and Class I shares. Class N shares commenced operations October 20, 2014 and Class I Shares commenced operations January 15, 2015. All classes are sold at NAV. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Portfolio may invest in funds of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any closed-end investment company purchased by the Portfolio will not change. As of December 31, 2015 the Portfolio did not hold any closed-end investment companies.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. As of December 31, 2015, the Portfolio does not hold any of the above mentioned investments.

Fair Value Process. As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placement investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,833,552	$—	$—	$3,833,552
Short-Term Investments	20,016,442	—	—	20,016,442
Total Assets	$23,849,994	$—	$—	$23,849,994
Liabilities
Derivatives
Swaps	$—	$208	$—	$208
Total Liabilities	$—	$208	$—	$208

The Portfolio did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period. It is the Portfolio’s policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The basket swaps are valued at the difference between the fair value of the referenced securities in the basket less the notional value of the contract.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. The basket swaps are valued at the difference between the fair value of the referenced securities in the basket less the notional value of the contract.

The Fund maintains a control account with the value of the collateral to not be less than 25% of an Equity Notional Amount (notional being value of swap +/- amount owed to Barclays for that month). As of December 31, 2015 the notional value of the swap was $200,000. The maximum risk of loss is the cash flows to be received from the counterparty until next valuation date (not the contract's remaining life), which is monthly. The average notional value of the basket swaps that the Fund invested in during the year ended December 31, 2015 was $8,193,774.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Equity	Unrealized depreciation on swaps

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2015:

Liability Derivatives Investment Value
Derivative Investment Type	Equity
Swaps	$208

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized loss on swaps
Net change in unrealized depreciation on swaps

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	December 31, 2015
Swaps	$(414,307)	$(414,307)
	$(414,307)	$(414,307)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Equity Risk	December 31, 2015
Swaps	$(208)	$(208)
	$(208)	$(208)

The average notional value of the derivative instruments traded for the year ended December 31, 2015 as disclosed under Swap Agreements and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following tables present the Funds’ asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2015.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statements of Assets &	the Statement of	Financial	Cash Collateral
Description	Recognized Liabilities (1)	Liabilities	Assets & Liabilities	Instruments (2)	Pledged	Net Amount
Swaps	$208	$—	$208	$208	$—	$—
Total	$208	$—	$208	$208	$—	$—

(1)	Swap contracts at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Market Risk – The Portfolio’s investments in financial instruments and derivatives expose it to various risks such as, but not limited to, interest rate, foreign currency and equity risk.

Equity Risk – The market value of equities, such as common stocks or equity related investments, such as futures and options, may decline due to general market conditions, such as political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Each equity security and equity related investments generally have greater market price volatility than fixed income securities.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years (2014) or expected to be taken in the Portfolio’s 2015 tax return. The Portfolio identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Portfolio did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended December 31, 2015 amounted to $107,283,691 and $102,875,991, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Redwood Investment Management, LLC serves as the Portfolio’s Investment Advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Portfolio’s average daily net assets. Prior to August 1, 2015, the annual advisory fee rate was 1.5%. For the year ended December 31, 2015, the Adviser earned management fees of $436,010.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Portfolio (The “Waiver Agreement”), until at least May 1, 2016, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Portfolio may invest, or extraordinary expenses such as litigation) will not exceed 1.99% and 1.49% of the Portfolio’s average daily net assets for Class N and Class I shares, respectively, subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio's operating expenses are subsequently less than 1.99% or 1.49% of average underlying daily net assets attributable to Class N shares or Class I shares, respectively, the Advisor shall be entitled to be reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed 1.99% and 1.49% of average daily net assets for Class N and Class I shares, respectively. If fund operating expenses attributable to Class N or Class I shares subsequently exceed 1.99% or 1.49%, respectively, per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended December 31, 2015, the Advisor has reimbursed $113,344 in expenses to the Portfolio, all of which may be recaptured through December 31, 2018 As of December 31, 2014, the cumulative expense subject to recapture amount to $14,872, all of which may be recaptured through December 31, 2017.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets for Class N and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended December 31, 2015, Class N paid $36,138 in distribution fees.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s Class N and Class I shares.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. As of December 31, 2015 the Fund owed GFS $ 3,325 toward these services.

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 20% of the voting securities of a Portfolio creates presumption of control of the Portfolio, under Section 2(a)9 of the 1940 Act. As of December 31, 2015, Jefferson National Life Insurance Co., an account holding shares for the benefit of others in nominee name, held approximately 100% of the voting securities of Class N. As of December 31, 2015, Jefferson National Life Insurance Co., an account holding shares for the benefit of others in nominee name, held approximately 100% of the voting securities of Class I.

6.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2015 was as follows:

Fiscal Year Ended
December 31, 2015
Ordinary Income	$14,944
Long-Term Capital Gain	—
$14,944

There were no distributions for the fiscal year ended December 31, 2014.

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$328,833	$—	$—	$(1,931,515)	$—	$(100,921)	$(1,703,603)

The difference between book basis and tax basis accumulated net investment gains and unrealized depreciation from investments is primarily attributable to the mark-to-market adjustment on swap contracts.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,931,515	$—	$1,931,515

Redwood Managed Volatility Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Permanent book and tax differences, primarily attributable to the reclassification of swap gains (losses) resulted in reclassification for the period ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(147,408)	$147,408

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds - Money Market Portfolio. The Fidelity Institutional Money Market Funds - Money Market Portfolio is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Fidelity Institutional Money Market Funds - Money Market Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Funds - Money Market Portfolio. The financial statements of the Fidelity Institutional Money Market Funds - Money Market Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2015, the Fund invested 26.50% of its net assets in the Fidelity Institutional Money Market Funds - Money Market Portfolio.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

KPMG LLP
New Jersey Headquarters
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2702

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Redwood Managed Volatility Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Redwood Managed Volatility Portfolio (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year ended December 31, 2015 and for the period October 20, 2014 (commencement of operations) through December 31, 2014. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redwood Managed Volatility Portfolio, as of December 31, 2015, the results of its operations for the year then ended and the statement of changes in its net assets and financial highlights for the year ended December 31, 2015 and for the period October 20, 2014 (commencement of operations) through December 31, 2014 in conformity with U.S. generally accepted accounting principles.

Short Hills, New Jersey

February 19, 2016

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

Redwood Managed Volatility Portfolio

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a shareholder of Redwood Managed Volatility Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class N shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Redwood Managed Volatility Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Redwood Managed Volatility Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period
Actual *	7/1/15	12/31/15	7/1/15-12/31/15	7/1/15-12/31/15
Class I	1,000.00	960.50	7.36	1.49%
Class N	1,000.00	957.70	9.82	1.99%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period**	During Period
(5% return before expenses)	7/1/15	12/31/15	7/1/15-12/31/15	7/1/15-12/31/15
Class I	1,000.00	1,017.69	7.58	1.49%
Class N	1,000.00	1,015.17	10.11	1.99%

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Redwood Managed Volatility Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2015

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	121	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	121	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2010); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	11	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (2007-2010);	11	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

Redwood Managed Volatility Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant, LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012 to present); Vice President (from 2004 to Present; Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).	N/A	N/A

*	Information is as of December 21, 2015.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-RED-FUND (733-3863).

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended April 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-852-8998 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-733-3863.

Investment Advisor

Redwood Investment Advisor, LLC

1117 S. Robertson Boulevard

Los Angeles, CA 90035

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Redwood Managed Volatility Portfolio	$13,000	$10,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Redwood Managed Volatility Portfolio	$4,000	$3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended October 31, 2015.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended October 31, 2015 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President
Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: March 4, 2016